SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Schedule of basic and diluted earnings per share
	Year Ended
	December 31,
	2014	2013

Net income	$3,826,192	$3,356,061

Basic weighted average shares outstanding	7,007,283	7,227,642

Dilutive potential common shares	-	-

Diluted weighted average shares outstanding	7,007,283	7,227,642

Basic and diluted earnings per share	$0.55	$0.46